CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We  consent  to  the  incorporation  by  reference  in  this
Registration Statement on Form S-8 of our report dated March
31,  2001,  which appears on pages 20 and  21  of  the  2000
Annual Report to Shareholders on Form 10KSB.



/s/ Kelly & Company
Kelly & Company
Newport Beach, California
April 24, 2001